1 A LOOK AHEAD: 2017 35th Annual J.P. Morgan Healthcare Conference

2 Safe Harbor Statement This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the  Private Securities Litigation Reform Act of 1995. You can identify these statements because they do not relate strictly to historical or current facts. Such statements may include  words such as “anticipate,” “will,” “estimate,” “expect,” “look forward,” “strive,” “project,” “intend,” “should,” “plan,” “believe,” “hope,” “enable,” “potential,” and other words  and terms of similar meaning in connection with any discussion of, among other things, future operating or financial performance, strategic initiatives and business strategies,  clinical trials and regulatory approvals, regulatory or competitive environments, outcome of litigation, our intellectual property and product development. These forward‐looking  statements include, but are not limited to, statements regarding our competitive position, product development and commercialization schedule, expectation of continued growth  and the reasons for that growth, growth rates, strength, integration and product launches, and 2016 and 2017 outlook and projected results including projected revenue and  expenses, net loss and gross margin. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ  materially. You are cautioned not to place undue reliance on these forward‐looking statements and to note they speak only as of the date of this presentation. These risks and  uncertainties may include financial results differing from guidance, increasing competition and consolidation in our industry, the impact of rapid technological change, slower  revenue growth and losses, inability to successfully integrate AngioScore and Stellarex into our business and the inaccuracy of our assumptions regarding AngioScore and Stellarex,  market acceptance of our technology and products, our inability to manage growth, increased pressure on expense levels resulting from expanded sales, marketing, product  development and clinical activities, uncertain success of our strategic direction, dependence on new product development and successful commercialization of new products, loss  of key personnel, uncertain success of or delays in our clinical trials, costs of and adverse results in any ongoing or future legal proceedings, adverse impact to our business of  healthcare reform and related legislation and regulations, including changes in reimbursements, adverse conditions in the general domestic and global economic markets and  volatility and disruption of the credit markets, our inability to protect our intellectual property and intellectual property claims of third parties, availability of inventory and  components from suppliers, adverse outcome of FDA inspections, including FDA warning letters and any remediation efforts, the receipt of FDA clearance and other regulatory  approvals to market new products or applications and the timeliness of any clearance and approvals, product defects or recalls and product liability claims, cybersecurity breaches,  ability to manufacture sufficient volumes to fulfill customer demand, our dependence on third party vendors, suppliers, consultants and physicians, unexpected delays or costs  associated with any planned improvements to our manufacturing processes, risks associated with international operations, lack of cash necessary to satisfy our cash obligations  under our outstanding 2.625% Convertible Senior Notes due 2034 and our term loan and revolving loan facilities, our debt adversely affecting our financial health and preventing  us from fulfilling our debt service and other obligations, and share price volatility due to the initiation or cessation of coverage, or changes in ratings, by securities analysts. For a  further list and description of such risks and uncertainties that could cause our actual results, performance or achievements to materially differ from any anticipated results,  performance or achievements, please see our previously filed SEC reports, including those risks set forth in our 2015 Annual Report on Form 10‐K and our Quarterly Reports on  Form 10‐Q. We disclaim any intention or obligation to update or revise any financial or other projections or other forward‐looking statements, whether because of new  information, future events or otherwise. 2

3 • Two business units, attractive markets • Taking share • Top-tier gross margin profile • Comprehensive product portfolio & pipeline backed by clinical data • Path to profitability • On the path to profitability Growth Company 3

4 Milestones Achieved in 2016 * Not approved for sale in the United States Solid execution of sales force expansion, taking share Launching Turbo-Power™, AngioSculptX®*, Bridge™, Stellarex™ BTK* Bridge™ is saving lives 1,100 patients - 12-month top-tier safety & efficacy* data Key franchises launching in emerging markets Commercial team expansion » Expand innovation pipeline » Improve safety of lead extraction » Promising first-in-human data » Expanding global presence » We did it.We said it. 4

5 Growth Track Record A look back CAGR* ~16% *Calculated at midpoint of 2016 guidance 2016 SNAPSHOT Q1-Q3 • Double digit growth • Top-tier gross margin • Successful product launches • Expanding global footprint • Compelling clinical data 5 ( i n   m i l l i o n s )

Large Market Opportunity. Growing. Underserved.

Lead Management
~$0.5-1B

- Market leader
- Taking share
- Underpenetrated patient population
- Developing market

Vascular Intervention
~$5B

- Large, attractive market
- Taking share
- DCBs becoming the standard of care in PAD
- Unique position in growing complex coronary

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7 Life Saving Portfolio lead management 7

8 “Most significant innovation in lead management since the laser.” —Dr. Jude Clancy Yale University Group BRIDGE TO SURGERY 8

9 Limb Saving Portfolio vascular intervention * * Not approved for sale in the United States * 9

STANDARD OF CARE EVOLUTION

DCB: fastest growing segment in PAD

SPNC: well-positioned, comprehensive portfolio, compelling clinical data*

EU and US DCB Market Estimates



DCBs Growing Rapidly[1]
~30% CAGR – next 5 years
$1,000
$750
$500
$250
$0
(in millions)
2015
2016
2017
2018
2019
2020
2021

1. Third-party market research reports

* Stellarex not approved for sale in the United States

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11 Clinically Proven, Differentiated DCB Portfolio * Not approved for sale in the United States * * - Only drug-coated scoring balloon on the market - Top-tier efficacy and safety evidence - Anticipate US PMA approval 2H 2017 - CE mark in November 2016 - US IDE pending * Above-the-Knee Below-the-Knee Coronary 11

12 Randomized Data - Similar Patient Characteristics 2 2 2 1. Renal insufficiency not reported, number represents renal failure * Not approved for sale in the United States12

13 ILLUMENATE Pivotal The Most Complex  Patient Group Studied  in DCB IDE Trials * Stellarex not approved for sale in the United States * 13 1. Renal insufficiency not reported, number represents renal failure 1

14 “First-generation drug- coated balloons forced us to make a choice between top-tier clinical outcomes and the potential safety advantages of a lower drug dose. Based on the compelling Stellarex DCB study results, we no longer need to compromise.” – Dr. Prakash Krishnan Mount Sinai, New York ILLUMENATE Pivotal* No Compromise. >82% primary patency achieved in complex patients *Stellarex not approved for sale in the United States 14

15 DE STELLAREX DCB Stent-like results.1-6 No Implant. DES BMS 43.9% 34.9% 43.2% 47.7% 24.5% 1. Lyden, Oral presentation, TCT 2016; 2.Dake et al. Circ Cardiovasc Interv. 2011;4:495‐504; 3.Matsumura et al. J Vasc Surg 2013;58:73‐83; 4. EverFlex SE Periphipheral Stent System Summary of Safety  and Effectiveness ;Datawww.accessdata.fda.gov/cdrh_docs/pdf11/P110023b.pdf; 5. Laird et al. Circ Cardiovasc Interv. 2010;3:267‐276; 6. Garcia et al. Circ Cardiovasc. Interv. 2015;8e000937 * Not approved for sale in the United States * 15 CA++ 1 2 m o n t h p r i m a r y p a t e n c y r a t e s p e r K M

16 Clinically Proven, Differentiated DCB Portfolio ▶ ONLY DCB proven in complex disease ▶ ONLY drug-coated scoring balloon in the market ▶ Top-tier safety & efficacy with a low drug dose * Not approved for sale in the United States * * 16 Drug‐Coated  Angioplasty Balloon

17 OUR STORY. 17

18 Growth Track Record A look back CAGR* ~16% • Growth story • Top-tier gross margin • Innovation: products, indications and data • Expanding global footprint *Calculated at midpoint of 2016 guidance 18 ( i n   m i l l i o n s )

19 NEXT 5 YEARS Vision 2017 and Beyond Goals, not guidance • Focus on growth • Expanding gross margin • Robust pipeline • Global expansion • Profitability 19 ( i n   m i l l i o n s )

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